EXHIBIT 10.4


                     TRANSPORTATION CONTRACT
                          ICC-CR-C-4553


     THIS TRANSPORTATION CONTRACT (hereinafter "Contract") is made this 28th day of September, 1987 by and between CONSOLIDATED RAIL CORPORATION, a Pennsylvania corporation, (hereinafter "CR", "CONRAIL" or "RAILROAD"), ALGERS, WINSLOW & WESTERN RAILWAY COMPANY, an Indiana corporation (hereinafter "AWW" or "RAILROAD"), and INDIANAPOLIS POWER & LIGHT COMPANY, an Indiana corporation (hereinafter "IPL" or "CONSIGNEE").

     WHEREAS, the Staggers Act of 1980 specifically authorized one or more rail carriers to "enter into a contract with one or more purchasers of rail services to provide specified services under specified rates and conditions" (49 USC Section 10713); and

     WHEREAS, IPL operates electric generating facilities that consume steam coal, and desires reliable and efficient transportation services for such coal; and

     WHEREAS, IPL and CR are currently involved, as the complainant and defendant respectively, in certain litigation before the Interstate Commerce Commission under Section 229 of the Staggers Rail Act, which IPL and CR desire to resolve.

     WHEREAS, CR and AWW are willing and able to provide transportation services of such coal;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

      1. TERM OF AGREEMENT: Performance under this Contract shall begin with the date of filing with Interstate Commerce Commission ("ICC"), subject to the conditions of 49 CFR 1313.2. Unless terminated earlier in accordance with the provisions herein, this Contract shall remain in effect through January 31, 1998.

      2. APPLICABLE LAW: Performance under this Contract shall be governed by the laws of the State of Indiana, except as otherwise provided herein. The parties shall comply with all applicable laws, statutes, ordinances, regulations and rules with respect to their performance under this Contract.

      3.  GENERAL TERMS AND CONDITIONS:

          A. Rates named in this Contract apply to the exclusion of rates published elsewhere, except as otherwise provided in this Contract. The waybill date will govern as the date on which a shipment has been made. Rates named herein apply only from the origins to the destinations named via routes shown herein and do not apply from or to intermediate points. Except as otherwise provided herein, these rates involve only line-haul transportation and may not be used in combination with other rates for the purpose of shipping from or to points not specifically named in this Contract.

          B. Except as modified in this Contract, all classifications, tariffs, exempt circulars, government, AAR and Railroad rules, regulations, and provisions, including, but not limited to, loading, Uniform Straight Bill of Lading provisions and its terms, and amendments thereto, will apply. The Uniform Freight Classification Rules 10, 13, 24, 29 and 34, or exceptions thereto, will not apply. Conrail will absorb switching charges of terminal or connecting lines to the extent such absorption is shown in tariffs lawfully filed with the ICC. Provisions governing detention, demurrage, and weighing are as stated in Sections 11 and 12. In the event of a conflict of inconsistency between the terms, provisions and conditions of any classifications tariffs and other documents specified above, and this Contract, the terms, provisions and conditions of this Contract will govern.

          C. The term "Contract Year" shall be defined as a calendar year from January 1 through December 31, except for the first Contract Year which will begin with the effective date of the Contract and end December 31, 1987, and the last Contract Year which shall begin with January 1, 1997 and end January 31, 1998.

          D. The terms customer-owned or leased equipment or private equipment shall mean any cars used in shipments moving under this Contract carrying IPL reporting marks or any reporting marks which are not those of a common carrier.

          E. The term "ton" or "net ton" shall mean a ton of 2000 pounds of avoirdupois weight.

      4. ADJUSTMENTS: During the term of this Contract, rates named herein will be adjusted only in the following manner:

          A. Commencing with October 1, 1987 and continuing during the term of this Contract, on each January 1, April 1, July 1, and October 1 thereafter, the rates shall be adjusted (increased or decreased) based on changes in the Rail Cost Adjustment Factor (hereinafter RCAF) filed under the procedures of Ex Parte 290 (Sub. No.
2), Railroad Cost Recovery Procedures, including all amendments to said procedures, as adopted and approved by the ICC. However, in no event shall rates be any less than those offered on the effective date of this Contract.

               On the first day of each calendar quarter, the RCAF for the coming quarter will be divided by the RCAF for the immediately preceding quarter. Rates of the immediately preceding quarter will be multiplied by the resulting factor to produce rates and charges for the new quarter.

          B. In the event the RCAF is discontinued, adjustments to rates shall be made in accordance with the provisions of Section 4.A on the basis of an index or indices using comparable factors and formulae. Railroads will provide in writing to IPL a notice of anticipated index discontinuance and a recommended basis for application of comparable factors and formulae.

          C. In the event parties do not agree on a basis for a substitute index or indices as provided in Section 4.5, the matter will be settled by binding arbitration as described in Section 19. Any change in effective rates and charges agreed to by the parties or determined by arbitration shall be retroactively applied to the commencement of such substitute index or indices, but not prior to the first quarter after discontinuance of, or change to the RCAF. The paying party or parties shall pay the other party or parties within ninety (90) days of the date the parties amend the Contract reflecting such change in rates and charges.

          D. It is the intent of the parties that, for purposes of this Contract, rate increases when the RCAF increases and rate reductions when the RCAF declines, shall not be subject to the procedures for a "floor" or a "bank" adopted by the ICC in its decision served October 17, 1986 in Ex Parte 290 (Sub. No. 2), Railroad Cost Recovery Procedures.

               Should the ICC rule that productivity adjustments shall be made to the RCAF in Ex Parte 290 (Sub. No. 4), such adjustments must be incorporated when rates are calculated thereby.

      5. LOSS AND DAMAGE: Loss and damage claims shall be handled in accordance with the terms of the Uniform Straight Bill of Lading, 49 CFR
Part 1005, and 49 USC 11707. Notwithstanding the foregoing, loss and damage liability shall be limited to IPL's full and actual loss on the coal shipped, and shall not include special, consequential, indirect, or punitive damages.

      6. ASSIGNMENT: This Contract shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns. No party may assign this Contract, or any rights hereunder, without the prior written consent of the other party, but such consent shall not be unreasonably withheld.

      7.  SERVICE, EQUIPMENT AND MINIMUM WEIGHTS:

          A. Conrail and AWW agree to transport bituminous coal provided for IPL by its coal suppliers from origins named herein to destinations named herein in accordance with the terms of Attachment A and B, respectively, and to provide related transportation services with reasonable dispatch. Conrail or its successors, or permitted assigns shall provide such transportation service between points shown in Attachment A to this Contract through January 31, 1998 or the termination of this Contract, whichever occurs earlier.

          B. Railroads shall provide railroad-owned or leased equipment, and service under this Contract on the same basis that they provide such equipment and service to other customers who do not have contracts with Railroads.

          C. Movements of consignments under this Contract will be scheduled by Conrail. IPL shall provide Conrail's Division Superintendent, Southwest Division, 31 E. Georgia Street, Indianapolis, IN 46204, or such other office as Conrail may designate, at least seven
(7) days before the end of each calendar month, sufficient information in writing to enable Conrail to schedule movement of such consignments for the next calendar month. Information shall include origin, destination, loading date and equipment ownership, tonnage, and number of cars required for each consignment. By Wednesday of each week IPL shall provide telephone confirmation of the above information with any changes necessary to facilitate movement of consignments for the following week. Conrail may change its notification requirements during the term of this Contract, but may not do so if such change adversely affects IPL.
Conrail and AWW shall exercise their best efforts to move consignments as requested by IPL but cannot guarantee that scheduled dates and times will be observed. Conrail shall inform IPL of inability to comply with IPL's request as far in advance as practicable. If a cancellation order is received less than eight (8) hours before scheduled time and date of placement of empty cars at origin mine or after actual placement of empty cars at origin mine a charge of five hundred dollars ($500.00) per consignment cancellation subject to adjustment pursuant to Section 4, will be assessed.

          D. Loaded cars from any given loading point must be tendered to the carrier blocked by the consignor in accordance with the trainload consignment in which they are to be transported. If this is not done and it is necessary for the railroad to block the loaded cars, a charge of two hundred and fifty-one dollars ($251.00) subject to adjustment under Section 4 of this Contract will be assessed against the consignor or his agent by the railroad which performs the blocking service.

          E. When rates in this Contract apply to privately-owned or leased equipment, Conrail or AWW have no obligation to supply the equipment specified to be privately-owned or leased for such rates. This Contract is not subject to the provisions of Tariff ICC PHJ 6007 Series or Tariff ICC CR 9337 Series.

          F. If cars furnished by IPL, or the consignor, are unserviceable because of damage or destruction caused by Conrail or AWW performing service under this Contract, Conrail or AWW must furnish written notification to IPL, or consignor, that its cars (designating them by car initial and number) were damaged or destroyed on (month-day-
year) and will upon written request by IPL, or consignor, furnish standard railroad-owned cars of like capacity, if available, until such time as the damaged car or cars are repaired or replaced, but only for a period not exceeding 150 days after damage or destruction occurred, after which time the railroad-owned car or cars shall be returned to Conrail or AWW and the provisions of this Paragraph will no longer apply to such car or cars. Railroad-owned cars furnished to IPL, or consignor, under provisions of this Paragraph will be furnished without charge.

               For the purpose of this Contract each substitute car or cars will be considered as being furnished by IPL, or the consignor.

               IPL, or consignor, shall confirm request for the substitution of railroad-owned, or consignor-owned, cars within 30 days of the date damaged or destruction occurred to IPL-owned cars and shall furnish a certificate stating:

          "This is to certify that on (month-day-year) the following cars (list car numbers) were destroyed or damaged and are being taken out of service to be either repaired or replaced."

          G. Rates named in this Contract will apply only on cars with a marked capacity of 197,000 pounds or more, except that rates applicable in cars of railroad ownership will also apply when railroad furnishes cars having a lower marked capacity.

          H. Minimum weight per car on cars with marked capacity less than 197,000 pounds shall be the marked capacity of each car, except when cars are loaded to full visible or cubical capacity actual or estimated weights will apply. Minimum weight per car on cars with marked capacity of 197,000 pounds or more shall be the marked capacity of each car, except when cars are loaded to full visible or cubical capacity actual or estimated weights will apply but not less than 95% of marked capacity. Actual or estimated weights will be determined as provided in
Section 12 of this Contract.

          I. For all movements of bituminous coal named in this Contract, except from Lynnville Mine, IN to Petersburg, IN, minimum trainload consignment is 5000 tons, except when consignment consists of 50 or more cars with marked capacity of 197,000 pounds or more loaded to full visible or cubical capacity then minimum trainload consignment shall be the actual or estimated weight of lading in the consignment but not less than 95% of marked capacity of all cars in the consignment.

          J. All tonnage for inclusion in a trainload consignment shall be tendered to Conrail or AWW on one bill of lading on one day, at one time from one consignor at one origin, to one IPL destination at Campbells, Indianapolis, or Petersburg, IN. Oakland City Junction, IN on the AWW will be the designated assembly point for shipments originating at all stations on the AWW.

               If less than the minimum trainload consignment required in connection with rates named in this Contract is tendered for shipment, charges will be based on the minimum consignment applicable in connection with such rates, or on actual rates published in tariffs on file with the Interstate Commerce Commission, whichever is lower.

      8. FORCE MAJEURE: In the event that any party is unable to perform as stated in this Contract due to or as a result of one or more of the following causes: Act of God, including, but not limited to floods, storms, earthquakes, hurricanes, tornadoes, or other severe weather or climatic conditions; destruction or breakdown of loading or unloading facilities, mining equipment or plant facilities vital to coal loading or unloading operations or the mining, transportation or plant operations of a coal producer, CR, AWW or IPL not reasonably preventable by routine or periodic maintenance; act of public enemy, war, blockade, insurrection, riot, vandalism or sabotage; fire, accident, wreck, derailment, washout or explosion; strike, lockout or labor dispute, embargoes or AAR service orders; or governmental laws, orders or regulations, including orders or regulations of environmental agencies, this Contract shall be suspended at the affected origin and/or destination only insofar as said origin and/or destination is affected by described disability and only for the duration of such disability. Any absolute amount of volume commitment which is included in this Contract shall be reduced proportionately for each day or portion thereof, of disability under this Section.

          The term Force Majeure shall mean any such cause which is not reasonably within the control of the party asserting the Force Majeure, or its employees or agents, including coal producers, affecting its performance under this Contract and the adverse effects of which are not due to the fault or negligence of said party, employee, agent or persons with whom it has such contracts.

          The party experiencing the Force Majeure shall use due diligence to remove such cause of Force Majeure as may occur and its performance shall be resumed hereunder.

          The party experiencing the disability will send written notice to the other parties to this Contract, stating the Contract Number and location and nature of such disability, and will act to cure the disability as quickly as possible. This notice shall be sent within ten
(10) days of the beginning of the disability. Written notice shall also be sent within ten (10) days of the end of such disability.

      9. SHIPPING INSTRUCTIONS AND PAYMENT: IPL shall place, or cause to be placed, the following notation on all shipping instructions prepared for shipments under this Contract: "Shipped under Contract Number ICC-CR-C-4553". Freight bills will be presented based on shipping instructions as provided by IPL. Charges prescribed herein apply in addition to all other transportation, accessorial and/or demurrage charges which lawfully apply at or between points named herein. Payment of such charges shall be made in accordance with ICC Credit Regulations, 49 CFR 1320, which are in effect at the time the particular transportation service is performed.

          Railroads' acceptance of a partial payment containing a restricted endorsement does not limit the obligation of IPL for payment to Railroads of the full amount of charges due under this Contract and/or otherwise applicable tariff charges for traffic covered hereby.

          When a party other than IPL is to be billed for transportation provided hereunder, IPL agrees to reimburse Railroads for such payment where said party fails to make payment.

     10. RATES: Conrail shall transport bituminous coal from origins named in Attachment A to this Contract to destinations named in Attachment A of this Contract. Conrail and AWW shall transport bituminous coal from origins named in Attachment B to this Contract to destinations named in Attachment B to this Contract. IPL agrees to pay rates and/or charges named in Attachments A and B. (AWW does not participate in the provision of service covered by rates named in Attachment A; thus disclosure to such rates shall not be made to AWW).

     11.  LOADING, UNLOADING, PLACEMENT AND DETENTION:

          A.   Origin:   Governed by provisions of Tariff ICC CR-
                         9109 when on Conrail.
                         Governed by provisions of Tariff ICC PHJ
                         6008-Q, Item 646, Part A, or successive
                         issues thereof, when on AWW.

          B.   Destination:

               (1)  Does not Apply on Shipments Consigned from
                    Lynnville Mine, IN to Petersburg, IN.

                    (a)  No detention charge will be assessed on
private cars held at destination on private tracks owned or leased by IPL.

                    (b)  Except as otherwise provided in this
Subsection, two (2) days (forty-eight [48] hours) free time will be allowed at destination for unloading each consignment, time to be computed from the first 12:01 AM after placement of loaded cars on unloading tracks of IPL.

                    (c)  When delivery of cars cannot be made
because of any condition attributable to IPL, such cars will be constructively placed on railroad-owned tracks at destination or at an available hold point if they cannot reasonably be accommodated at destination. Except as otherwise provided in this Section, no free time will be allowed on cars held under constructive placement.

                    (d) All cars, private or railroad-owned, held under constructive placement for delivery upon the tracks of IPL will be subject to a charge of twenty dollars ($20.00) per car per day or fraction thereof time to be computed from the first 12:01 AM after constructive placement of the first loaded car.

                    (e)  When at the time of actual placement on
IPL's rail siding, lading is frozen or congealed so as to require heating, thawing or loosening to unload, the two (2) days (forty-eight [48] hours) free unloading time shall be extended an additional twenty-four (24) hours provided that IPL shall notify Conrail's agent at destination of the congealed or frozen condition of the lading within twenty-four (24) hours after the cars are released.

                    (f) If as a result of Force Majeure conditions, other than frozen lading, described in Section 8, IPL cannot unload and release cars in accordance with the provisions of this Subsection, no detention charges will be assessed.

                    (g) On all railroad-owned cars in a consignment held on IPL's tracks beyond the free time specified herein, IPL will be assessed detention charges as shown below for all cars in a consignment until the entire consignment is released:

                        Detention Charge

           $20.00 per car per day or fraction thereof

               (2)  Applies Only on Shipments Consigned from
                    Lynnville Mine, IN to Petersburg, IN.

                    (a)  Except as otherwise provided in this
Subsection, five (5) hours free time will be allowed at destination for unloading each consignment, time to be computed from actual placement of loaded cars on the receiving tracks of IPL.

                    (b)  After the expiration of free time as
provided in this Subsection, charges per consignment as shown below will be assessed:

                    Excess Time               Detention Charge

          1st hour or fraction thereof            $ 30.00
          2nd hour or fraction thereof             100.00
          3rd hour and each subsequent
              hour or fraction thereof             200.00

                    (c)  When at the time of actual placement on
IPL's rail siding, lading is frozen or congealed so as to require heating, thawing or loosening to unload, the five (5) hours free unloading time shall be extended an additional four (4) hours, provided that IPL shall notify Conrail's agent at destination of the frozen or congealed condition of the lading within four (4) hours of placement.

                    (d) If as a result of Force Majeure conditions, other than frozen lading, described in Section 8, IPL cannot unload and release cars in accordance with the provisions of this Subsection, no detention charges will be assessed.

     12.  WEIGHING:

          A. Weights for billing purposes will be based upon weights determined by IPL or consignor from Conrail or AWW approved scales.

          B. In the event of an emergency, where weights as described in Section 12.A are not available, an average cubical weight factor will be established through use of historical actual weights on coal from the specific origin, using the last three most recent shipments.

          C. Rates in this Contract do not include weighing service by Conrail or AWW except as provided in Section 12.D herein. If weighing service is requested by IPL or consignor, an entire shipment must be weighed at a charge of 38 cents per net ton (subject to adjustment under Section 4 of this Contract) and the party making the request will be charged for weighing of the entire shipment.

          D. Conrail or AWW, at their sole option and convenience, may weigh shipments in lieu of calculating average or estimated weights under Section 12.B.

     13. NOTICE PROVISION: Except as otherwise provided in this Contract, notices, statements, etc., which are required or permitted to be given under this Contract shall be sent to the parties identified below, or to such parties as Conrail, AWW or IPL may later identify:

If to Conrail:                          If to IPL:

Manager, Transportation Contracts       Vice President-Fuel Supply
Consolidated Rail Corporation           Indianapolis Power & Light
Room 945, One Liberty Place               Company
1650 Market Street                      P. O. Box 1595B
Philadelphia, PA  19103-7399            Indianapolis, IN  46206

                               and

                                        If AWW:

Manager, Coal Marketing-Utility         General Manager
Consolidated Rail Corporation           Algers, Winslow and Western
Room 1126, One Liberty Place              Railroad Company
1650 Market Street                      Route 2, P. O. Box 188
Philadelphia, PA  19103-7399            Oakland City, IN  47660

     14. CONFIDENTIALITY: The parties agree that all terms and conditions of this Contract shall remain confidential and shall not be disclosed to any other party, except to the extent necessary to obtain regulatory approval and/or to perform according to the term and conditions of coal supply contracts or this Contract.

     15.  ABANDONMENT OR SALE OF LINES OF RAILROAD:

          A. For a period extending for five (5) years from the effective date of this Contract, CR may not abandon the following lines of railroad: the Petersburg Secondary track between Kraft, IN and Daylight, IN; the Lynnville Secondary track between Buckskin, IN and Lynnville, IN; and the Bicknell Industrial Track between Rincon, IN and Sandborn, IN, needed to effect transportation service under this Contract. On or after a period extending for five (5) years from the effective date of this Contract, Conrail may, pursuant to appropriate regulatory authority, abandon any of the aforementioned lines provided that CR gives at least three (3) years prior written notice to IPL of such abandonment and such other notice or notices as required by law. In agreeing to the foregoing, IPL does not waive its right to oppose any attempt by Conrail to abandon any such line.

               In the event that such abandonment affects service to some but not all of the origins or destinations named in this Contract, the remainder of the contract shall continue in full force and effect, and Conrail and IPL shall, in good faith, negotiate a revised minimum tonnage commitment in light of such abandonment.

          B. In the event that CR, pursuant to appropriate regulatory authority, sells a line of railroad serving any origin or destination named in this Contract, CR or purchaser will provide transportation service as outlined in Section 7 of this Contract. If a line serving an origin or destination named in this Contract is sold, Conrail may assign this Contract, in whole or in part, to purchaser to the extent necessary to continue transportation service between points named in this Contract. In agreeing to the foregoing, IPL does not waive its right to oppose any attempt by Conrail to sell any lien of the railroad that may be necessary for service under this Contract.

     16. GROSS INEQUITY: It is the intent of the parties hereto that each shall mutually benefit from the terms, conditions and provisions of the Contract. In the event that any party hereto shall suffer a gross inequity resulting from an unforeseen substantial change in circumstances or conditions, the parties shall negotiate in good faith to resolve or remove such gross inequity; provided, however, that nothing herein shall be construed to relieve any party of any of its obligations under this Contract.

          A "Gross Inequity" shall specifically include rulings from the ICC, or successor agency, which would have a significant adverse effect upon the profitability of the transportation service rendered by the Railroad.

     17. MODIFICATION: The parties agree that no change or modification to this Contract shall be of any force or effect unless it is incorporated in a written amendment executed by the parties. All the terms and conditions of this contract are contained herein and any prior understandings and representations are superseded by this Contract.

     18. IPL COMPLAINTS UNDER SECTION 229 OF STAGGERS RAIL ACT: IPL shall within thirty (30) days following the effective date of this Contract, voluntarily dismiss with prejudice its complaint brought at the ICC docketed at 38056.

     19. ARBITRATION: Any disputes arising under this contract, except for those involving loss and damage claims, shall be resolved by arbitration, following the procedures of the American Arbitration
Association and each shall be deemed bound by the award. Each party consents to the entry of judgment by any court having jurisdiction in the matter in accordance with the decision of the arbitrator.

     20. WAIVERS AND REMEDIES: The failure of any party to insist upon strict performance of any of the obligations of any other party under this Contract or to take advantage of any of its rights shall not be construed as a waiver of the performance of any such obligation or the relinquishment of any such rights for the future, but the same will continue and remain in full force and effect.

     21. TARIFF PUBLICATION: Unless the parties agree to extend the term of this Contract or enter into a new Contract, at the end of the term of this Contract or the earlier termination of this Contract, CR and AWW shall upon sixty (60) days written notice from IPL file and publish a tariff to meet the then existing transportation requirements of IPL at the then existing rates covering all movements specified in Attachment A and B, which tariff shall become effective January 31, 1998 or upon the termination of this Contract, whichever date occurs earlier, and shall be applicable for a minimum of ninety (90) days following the termination or expiration of this Contract.

     22. BANKRUPTCY: Upon written notice and at the option of either party, this Contract may be cancelled in the event a petition is filed by or against the other party, its parent company or principal owner, under bankruptcy, receivership or insolvency laws. Such cancellation shall not prejudice the rights of that party to recover any amounts due under this Contract.

     23. HEADINGS: The headings to the respective Sections and Paragraphs of this Contract are inserted for convenience of reference, and are neither to be taken to be any part of the provisions thereof nor to control or affect the meaning, construction or effect of the same.

     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Contract to be executed by their duly authorized representatives on the day and year first written above.

INDIANAPOLIS POWER & LIGHT         CONSOLIDATED RAIL CORPORATION
COMPANY



By:  /s/ Robert W. Hill            By:  /s/ not legible

Title:  President                  Title:  Vice President-Marketing

ALGERS, WINSLOW AND WESTERN RAILWAY COMPANY
(Not a party to ATTACHMENT A, hereto)


By:  /s/ Robert A. Shaw

Title:  General Manager

              TRANSPORTATION CONTRACT ICC-CR-C-4553

            ATTACHMENT A - RATES FROM CONRAIL ORIGINS


(This will not be furnished to AWW, as AWW does not participate in the provision of service covered by rates named herein.)


CUSTOMER NAME:      Indianapolis Power & Light Company

CUSTOMER STATUS:         Receiver

ADJUSTMENT OF RATES:     Rates are subject to quarterly adjustment as
                         provided in Section 4 of this Contract effective with October 1, 1987.

VOLUME: Three million (3,000,000) tons per year as further described in this attachment.

                                                Minimum         Minimum
Commodity                       Equipment       Weight          Trainload
  STCC          Route           Type            Per Car         Consignment


Bituminous      CR Direct       Open Top        As Provided     5000 Tons as
Coal 112                        Hopper Cars     in Section 7    further
                                as Provided     of Contract     described in
                                in Section 7                    Section 7 of
                                of this                         Contract
                                Contract                        (except from
                                                                Lynnville
                                                                Mine, IN to
                                                                Petersburg,
                                                                IN)

Origin (See Note 1)     Destination             Rate            Car Ownership
                                        (in cents Per Net Ton
                                        except as noted)

Hawthorne Mine, IN      Campbells, IN           360             Railroad
         "                 "                    325             Private
         "              *Indianapolis, IN       470             Railroad
         "              *     "                 420             Private
         "              Petersburg, IN          350             Railroad
         "                    "                 315             Private
Lynnville Mine, IN      Campbells, IN           530             Railroad
         "                    "                 470             Private
         "              *Indianapolis, IN       660             Railroad
         "              *     "                 560             Private
         "              **Petersburg, IN        $155 per        Private
                                                car (See
                                                Notes
                                                2 and 3)

Origin (See Note 1)     Destination             Rate            Car Ownership
                                        (in cents Per Net Ton
                                        except as noted)

Miller Creek Mine, IN   Campbells, IN           310             Railroad
       "                      "                 260             Private
       "                *Indianapolis, IN       420             Railroad
       "                *     "                 365             Private
       "                Petersburg, IN          300             Railroad
       "                      "                 250             Private

 * Conrail will absorb not to exceed fifty ($50) dollars per car of switching charge assessed by the Indiana Rail Road Company (INRD) or successors on traffic to the E.W. Stout generating station of IPL, Indianapolis, IN.

** Rate is in dollars per car regardless of weight of lading. Minimum trainload consignment is 50 cars. Minimum charge per consignment is $7,750 subject to adjustment under Section 4 of this Contract.
     A maximum of sixty (60) railroad furnished cars may be used in this service in addition to the minimum required to be shipped in private cars furnished by the consignor or IPL under this rate.

VOLUME:

     A. IPL agrees that in each Contract Year, except the first and last Contract Years, it will ship or cause to be shipped, subject to the provisions of this contract, not less than three million (3,000,000) tons of bituminous coal. For purposes of volume calculation each carload of bituminous coal shipped from Lynnville Mine, IN to Petersburg, IN on a "per car" rate shall be considered as containing 100 tons. During the first contract year IPL agrees that it will ship or cause to be shipped not less than five hundred thousand (500,000) tons of bituminous coal. During the last Contract Year IPL agrees that it will ship or cause to be shipped not less than 3,250,000 tons of bituminous coal. All bituminous coal tonnage consigned to IPL at destinations named in this Contract from any origin, whether or not named in this Contract, on which Conrail receives a line haul movement will be counted toward the yearly volume commitments named in this Contract.

     B. If IPL fails to ship or cause to be shipped during any contract year the volume specified in paragraph A, above, subject to adjustment pursuant to Section 8, IPL shall pay Conrail $1.55 per net ton for each ton of shortfall, subject to adjustment under Section 4 of this Contract.

     C. Within thirty (30) days of the conclusion of each contract year, IPL shall furnish a written statement showing the contract number, the contract year for which the statement is applicable, and the total number of tons shipped from each origin to each destination under this Contract.

     D. IPL shall maintain records sufficient to document IPL's performance under this Contract during each Contract Year thereof, and shall make such records available for inspection by Conrail or its agent on reasonable notice and during normal business hours.

EXPLANATION OF NOTES:

Note 1 - Stations shown below under Column A do not have facilities for loading bituminous coal as of the effective date of this Contract. In the event that such facilities should become available and comply with the provisions of this Contract, rates from stations shown opposite thereto in Column B will apply.

            Column A              Column B

          Daylight, IN        Lynnville Mine, IN
          Lyons, IN           Hawthorne Mine, IN
          Newberry, IN        Miller Creek Mine, IN
          Sandborn, IN        Hawthorne Mine, IN
          Worthington, IN          Miller Creek Mine, IN


Note 2 - In the event that IPL ships or causes to be shipped more than 30,000 carloads, but not more than 35,000 carloads, on this rate during any Contract Year (or more than 32,500 carloads, but not more than 37,900 carloads, during the last Contract Year), a refund of eight dollars ($8.00) per car will be made by Conrail to IPL for all cars shipped under this rate during that Contract Year.

Note 3 - In the event that IPL ships, or causes to be shipped, more than 35,000 carloads on this rate during any Contract Year (or more than 37,900 carloads during the last Contract Year), a refund of twelve dollars ($12.00) per car will be made by Conrail to IPL for all cars shipped under this rate during that Contract Year.

              TRANSPORTATION CONTRACT ICC-CR-C-4553

              ATTACHMENT B - RATES FROM AWW ORIGINS


CUSTOMER NAME:      Indianapolis Power & Light Company

CUSTOMER STATUS:         Receiver

ADJUSTMENT OF RATES:     Rates are subject to quarterly adjustment as
                         provided in Section 4 of this Contract effective with October 1, 1987.


                                                Minimum         Minimum
Commodity                       Equipment       Weight          Trainload
  STCC          Route           Type            Per Car         Consignment

Bituminous      AWW-Oakland     Open Top        As Provided in  5000 Tons as
Coal 112        City Jct.,      Hopper Cars     Section 7 of    further
                IN-Conrail      as Provided     of Contract     described in
                                in Section                      Section 7 of
                                7 of Contract                   Contract



Origin          Destination             Rate            Car Ownership
                                (in cents Per Net Ton)

Algers, IN      Campbells, IN           530             Railroad
Ayrcoe, IN            "                 470             Private
Enosville, IN   *Indianapolis, IN       660             Railroad
Oakland City
  Jct., IN      *      "                560             Private
Winslow, IN     Petersburg, IN          185             Railroad
                       "                141             Private

 * Conrail will absorb not to exceed fifty ($50.00) dollars per car of switching charge assessed by the Indiana Rail Road Company (INRD) or its successors on traffic to the E. W. Stout generating station of IPL, Indianapolis, IN.

                       AMENDMENT NO. 1 TO
              TRANSPORTATION CONTRACT ICC-CR-C-4553

     This Amendment to Conrail Contract ICC-CR-C-4553 made and entered into the 1st day of November, 1988 is by and between CONSOLIDATED RAIL CORPORATION (hereinafter "CR" or "Conrail"), a Pennsylvania corporation, and INDIANAPOLIS POWER & LIGHT COMPANY (hereinafter "IPL" or
"Consignee"), an Indiana corporation.

     I. The parties hereby agree to revise Sections as shown herein to read as follows:

     4. ADJUSTMENTS: During the term of this Contract, rates named herein will be adjusted only in the following manner:

          A. Commencing with October 1, 1987 and continuing during the term of this Contract, on each January 1, April 1, July 1, October 1 thereafter, the rates shall be adjusted (increased or decreased) based on changes in the Rail Cost Adjustment Factor (hereinafter RCAF) filed under the procedures of Ex Parte 290 (Sub. No. 2), Railroad Cost Recovery Procedures, including all amendments to said procedures, as adopted and approved by the ICC. However, in no event shall rates be any less than those offered on the effective date of this Contract. If rates are subsequently established by amendment to this Contract, in no event shall rates be less than those offered on the effective date of such amendment.

               On the first day of each calendar quarter, the RCAF for the coming quarter will be divided by the RCAF for the immediately preceding quarter. Rates of the immediately preceding quarter will be multiplied by the resulting factor to produce rates and charges for the new quarter.

          B.   No. change from original Contract.
          C.   No. change from original Contract.
          D.   No. change from original Contract.

     7.   SERVICE, EQUIPMENT AND MINIMUM WEIGHTS:

          A. Conrail and AWW agree to transport bituminous coal provided for IPL by its coal suppliers from origins named herein to destinations named herein in accordance with the terms of Attachment A as may be amended, and Attachment B, respectively, and to provide related transportation services with reasonable dispatch. Conrail or its successors, or permitted assigns shall provide such transportation service between points shown in Attachment A to this Contract, as may be amended, through January 31, 1998, or the termination of this Contract, whichever occurs earlier.

          B.   No change from original Contract.
          C.   No change from original Contract.
          D.   No change from original Contract.
          E.   No change from original Contract.
          F.   No change from original Contract.
          G.   No change from original Contract.
          H.   No change from original Contract.
          I.   No change from original Contract.
          J.   No change from original Contract.

     II. The parties, by their signature of this Contract Amendment, and intending to be legally bound, hereby expressly indicate that all of the provisions of the original Contract, except as otherwise provided herein, remain in full force and effect and that such provisions, together with this Amendment, constitute the entire agreement between the parties. (AWW does not participate in the provision of service covered by this Amendment and shall not be furnished a copy hereof.)

     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Amendment to be executed by their duly authorized representatives on the date first written above.

INDIANAPOLIS POWER & LIGHT         CONSOLIDATED RAIL CORPORATION
COMPANY


BY:     /s/ Robert W. Hill         By:     /s/ Charlie Marshall

TITLE:    President                TITLE:  Sr. Vice President -
                                      Marketing & Sales

                       AMENDMENT NO. 1 TO

              TRANSPORTATION CONTRACT ICC-CR-C-4553


     AMENDMENT TO ATTACHMENT A - RATES FROM CONRAIL ORIGINS

 (This will not be furnished to AWW, as AWW does not participate in the provision of service covered by rates named herein.)




     All of the provisions of Attachment A to original Contract, except as expressly provided herein, remain in full force and effect, and such provisions, together with this Amendment, constitute the entire agreement between the parties concerning rates from Conrail origins.

ADJUSTMENT OF RATES:     Rates in original Contract are subject to
                         quarterly adjustment as provided in Section 4 of this Contract, effective with October 1, 1987.
                         Rates in this Amendment (Amendment No. 1 -
                         Attachment A) are subject to quarterly adjustment as provided in Section 4 of this Contract effective with October 1, 1988.


Origin          Origin                  Rates           Car Ownership
                                   (In Cents/NT)
ADD:

Rio Grande      Campbells, IN           440             Railroad
 Mine, IN            "                  340             Private

   "            *Indianapolis, IN       435             Railroad
                     "                  295             Private




*    See explanation of "*" in Attachment A to original Contract

The provisions published herein will, if effective, not result in an effect on the quality of the human environment.

_________________________________________________________________

                                        AMENDMENT 2
                                            TO
                                        ICC CR-C-4553
_________________________________________________________________



                  CONSOLIDATED RAIL CORPORATION
                     ______________________




                    AMENDED CONTRACT SUMMARY




                      _____________________







_________________________________________________________________

ISSUED AUGUST 4, 1989              EFFECTIVE AUGUST 5, 1989

THE ONLY CHANGE IS TO THE CONFIDENTIAL MATTER OF THE CONTRACT.

_________________________________________________________________

                           ISSUED BY:
                      H. A. TRAUTMANN, JR.
                  Manager - Tariff Publications
                         SIX PENN CENTER
                    PHILADELPHIA, PA.  19103
_________________________________________________________________

Filed with ICC
(C-2118-2-MJ)                    (32)            (PRINTED IN USA)
_________________________________________________________________

_________________________________________________________________

                  AMENDMENT 2 TO ICC CR-C-4553
_________________________________________________________________

SUBJECT             APPLICATION
_________________________________________________________________

PARTICIPATING
CARRIER. . . . .    Consolidated Rail Corporation.
_________________________________________________________________

COMMODITY. . . .    Bituminous Coal (STC 11 212), for other than
                    Metallurgical or Coking purposes.
_________________________________________________________________

ORIGIN/DES-
TINATION
STATIONS. . . .     Not Applicable.
_________________________________________________________________

PORT NAME. . . .    Not Applicable.
_________________________________________________________________

                    Application Date (EX-387):  January 20, 1989.
                    Date Service Began October 5, 1987.
DURATION OF         Effective August 5, 1989.
CONTRACT. . . .     Expires with January 31, 1998, except
                     Amendment No. 2 which expires with
                     August 20, 1989.
_________________________________________________________________

ROUTE
MILEAGES. . . .     Not Applicable.
_________________________________________________________________

EQUIPMENT
COVERED. . . .      No Dedicated Equipment.
_________________________________________________________________

BASE RATE. . .      Not Applicable.
_________________________________________________________________

SPECIAL
FEATURES. . . .     Not Applicable.
_________________________________________________________________

                            (THE END)
_________________________________________________________________

                       AMENDMENT NO. 2 TO

              TRANSPORTATION CONTRACT ICC-CR-C-4553

     This Amendment to Conrail Contract ICC-CR-C-4553 made and entered into the 2nd day of August, 1989 is by and between CONSOLIDATED RAIL CORPORATION (hereinafter "CR" or "Conrail"), a Pennsylvania corporation, and INDIANAPOLIS POWER & LIGHT COMPANY (hereinafter "IPL" or
"Consignee"), an Indiana corporation.

     I. The parties hereby agree to revise Sections as shown herein to read as follows:

     1. TERM OF AGREEMENT: Performance under this Contract shall begin with the date of filing with the Interstate Commerce Commission
(ICC), subject to the conditions of 49 CFR 1313.2 and 1313.3. Unless terminated earlier in accordance with the provisions herein, this Contract shall remain in effect through January 31, 1998.

          The parties agree that, once this Amendment is approved by the ICC, the terms and conditions contained herein shall apply to shipments made pursuant to this agreement as of January 20, 1989. If this Amendment is not approved by the ICC, the parties agree that rates absent this agreement will apply. This Amendment shall remain in effect through August 20, 1989, or upon notification by Conrail to IPL that consignor or consignee scales have been approved by Conrail, whichever occurs first. Rates effective with this Amendment are shown in "AMENDMENT TO ATTACHMENT A", attached hereto.

     II. The parties, by their signature of this Contract Amendment, and intending to be legally bound, hereby expressly indicate that all of the provisions of the original Contract and Amendment No. 1 thereto, except as otherwise provided herein, remain in full force and effect and that such provisions, together with this Amendment, constitute the entire agreement between the parties. (AWW does not participate in the provision of service covered by this Amendment and shall not be furnished a copy hereof.)

     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Amendment to be executed by their duly authorized representatives on the date first written above.

INDIANAPOLIS POWER & LIGHT         CONSOLIDATED RAIL CORPORATION
COMPANY


BY:      /s/ R. W. Hill            BY:     /s/ W. G. Barber

TITLE:   Chairman and President    TITLE: Assistant Vice
                                          President
                                          Coal, Coke &
                                          Iron Ore Sales
                                          and Marketing

                       AMENDMENT NO. 2 TO

              TRANSPORTATION CONTRACT ICC-CR-C-4553


     AMENDMENT TO ATTACHMENT A - RATES FROM CONRAIL ORIGINS

(This will not be furnished to AWW, as AWW does not participate in the provision of service covered by rates named herein.)



     All of the provisions of Attachment A to original Contract and Amendment No. 1 thereto, except as expressly provided herein, remain in full force and effect, and such provisions, together with this Amendment, constitute the entire agreement between the parties concerning rates from Conrail origins.


TERM: Effective January 20, 1989. Expires with August 20, 1989, or upon notification by Conrail to IPL that consignor or consignee has railroad-approved scale, whichever occurs first.

ADJUSTMENT OF RATES:     Rates in original Contract are subject to
                         quarterly adjustment as provided in Section 4 of this Contract, effective with October 1, 1987.
                         Rates in Amendment No. 1 are subject to quarterly adjustment as provided in Section 4 of this Contract effective with October 1, 1988. Rates in this Amendment (Amendment No. 2) are not subject to any quarterly adjustment.




Origin          Destination             Rates           Car Ownership
                                   (In $ Per Car)
ADD:

Rio Grande      Campbells, IN           444             Railroad
 Mine, IN             "                 343             Private

   "            *Indianapolis, IN       439             Railroad
   "                  "                 297             Private

(1) Section 12 of original Contract, "WEIGHING:" will not apply.

ROUTE:  Conrail Direct

The provisions published herein will, if effective, not result in an effect on the quality of the human environment.

_________________________________________________________________

                                        AMENDMENT 3
                                            TO
                                        ICC CR-C-4553
_________________________________________________________________



                  CONSOLIDATED RAIL CORPORATION
                     ______________________




                    AMENDED CONTRACT SUMMARY




                      _____________________







_________________________________________________________________

ISSUED AUGUST 4, 1989                   EFFECTIVE AUGUST 5, 1989

THE ONLY CHANGE IS TO THE CONFIDENTIAL MATTER OF THE CONTRACT.

_________________________________________________________________

                           ISSUED BY:
                      H. A. TRAUTMANN, JR.
                  Manager - Tariff Publications
                         SIX PENN CENTER
                    PHILADELPHIA, PA.  19103
_________________________________________________________________

Filed with ICC
(C-2117-2-MJ)                    (32)            (PRINTED IN USA)
_________________________________________________________________

_________________________________________________________________

                  AMENDMENT 3 TO ICC CR-C-4553
_________________________________________________________________

SUBJECT             APPLICATION
_________________________________________________________________

PARTICIPATING       Algers, Winslow and Western Railway Company;
CARRIER. . . . .    Consolidated Rail Corporation;
                    The Indiana Rail Road Company.
_________________________________________________________________

COMMODITY. . . .    Bituminous Coal (STC 11 212), for other than
                    Metallurgical or Coking purposes.
_________________________________________________________________

ORIGIN/DES-
TINATION
STATIONS. . . .     Not Applicable.
_________________________________________________________________

PORT NAME. . . .    Not Applicable.
_________________________________________________________________

                    Date Service Began October 5, 1987.
DURATION OF         Effective August 5, 1989.
CONTRACT. . . .     Expires with January 31, 1998.
_________________________________________________________________

ROUTE
MILEAGES. . . .     Not Applicable.
_________________________________________________________________

EQUIPMENT
COVERED. . . .      No Dedicated Equipment.
_________________________________________________________________

BASE RATE. . . Not Applicable.
_________________________________________________________________

SPECIAL
FEATURES. . . .     Not Applicable.
_________________________________________________________________

                            (THE END)
_________________________________________________________________

                       AMENDMENT NO. 3 TO

              TRANSPORTATION CONTRACT ICC-CR-C-4553

     This Amendment to Conrail Contract ICC-CR-C-4553 made and entered into the 1st day of August, 1989 is by and between CONSOLIDATED RAIL CORPORATION (hereinafter "CR", "Conrail" or "Railroad"), a Pennsylvania corporation, ALGERS, WINSLOW AND WESTERN RAILWAY COMPANY (hereinafter "AWW" or "Railroad"), an Indiana corporation, THE INDIANA RAIL ROAD COMPANY (hereinafter "INRD" or "Railroad"), an Indiana corporation and INDIANAPOLIS POWER & LIGHT COMPANY (hereinafter "IPL" or "Consignee"), an
Indiana corporation.   CR, AWW and INRD are hereinafter collectively
referred to as "Carriers" or "Railroads".

       I. The parties hereby agree that INRD, upon the effective date of this Amendment, shall become a party to this Contract the same as if INRD had been a party to the original Contract, except for provisions contained in Attachments A and B to Contract as may be amended.

      II. The parties hereby agree that INRD shall be furnished a copy of original Contract, except for Attachments A and B.

     III. The parties hereby agree to revise the fourth (4th) "WHEREAS" clause on Page 1 of original Contract to read as follows:

     WHEREAS, CR, AWW and INRD are willing and able to provide transportation services of such coal;

      IV. The parties hereby agree to revise Sections as shown herein to read as follows:

     4. ADJUSTMENTS: During the term of this Contract, rates named herein will be adjusted only in the following manner:

          A. Commencing with October 1, 1987, except as shown in ATTACHMENTS A and C, as amended, and continuing during the term of this Contract, on each January 1, April 1, July 1, October 1 thereafter, the rates shall be adjusted (increased or decreased) based on changes in the Rail Cost Adjustment Factor (hereinafter RCAF) filed under the procedures of Ex Parte 290 (Sub. No. 2), Railroad Cost Recovery Procedures, including all amendments to said procedures, as adopted and approved by the ICC. However, in no event shall rates be any less than those offered on the effective date of this Contract. If rates are subsequently established by amendment to this Contract, in no event shall rates be less than those offered on the effective date of such amendment.

               On the first day of each calendar quarter, the RCAF for the coming quarter will be divided by the RCAF for the immediately preceding quarter, rounded to three decimal places. Rates of the immediately preceding quarter will be multiplied by the resulting factor and rounded to the nearest whole cent, to produce rates and charges for the new quarter.

          B.   (No change from original Contract.)
          C.   (No change from original Contract.)
          D.   (No change from original Contract.)

     7.   SERVICE, EQUIPMENT AND MINIMUM WEIGHTS:

          A. Conrail, AWW and INRD agree to transport bituminous coal provided for IPL by its coal suppliers from origins named herein to destinations named herein in accordance with the terms of Attachments A, B and C, as may be amended, and to provide related transportation services with reasonable dispatch. Conrail or its successors, or permitted assigns shall provide such transportation service between points shown in Attachment A to this Contract, as may be amended, through January 31, 1998, or the termination of this Contract, whichever occurs earlier.

          B.   (No change from original Contract.)

          C. Movements of consignments under this Contract will be scheduled by Conrail when from Conrail and AWW origins, and by Conrail and INRD when from Conrail and INRD origins. IPL shall provide Conrail's General Manager, Indianapolis Division, 31 E. Georgia Street, Indianapolis, IN 46204, and INRD's Vice President/General Manager, P. O. Box 2464, Indianapolis, IN 46206-2464, or such other office as Conrail or INRD may designate, at least seven (7) days before the end of each calendar month, sufficient information in writing to enable Conrail and INRD to schedule movement of such consignments for the next calendar month. Information shall include origin, destination, loading date and equipment ownership, tonnage, and number of cars required for each consignment. By Wednesday of each week IPL shall provide telephone confirmation of the above information to Railroads with any changes necessary to facilitate movement of consignment for the following week. Conrail or INRD may change their notification requirements during the term of this Contract, but may not do so if such change adversely affects IPL. Conrail, AWW, and INRD shall exercise their best efforts to move consignments as requested by IPL but cannot guarantee that scheduled dates and times will be observed. Conrail, AWW and INRD shall inform IPL of inability to comply with IPL's request as far in advance as practicable. If a cancellation order is received less than eight (8) hours before scheduled time and date of placement of empty cars at origin mine, or after actual placement of empty cars at origin mine, a charge of five hundred dollars ($500.00) per consignment cancellation subject to adjustment pursuant to Section 4, will be assessed.

     D.   (No change from original Contract.)

     E. When rates in this Contract apply to privately-owned or leased equipment, Conrail, AWW or INRD have no obligation to supply the equipment specified to be privately-owned or leased for such rates. This Contract is not subject to the provisions of Tariff ICC PHJ 6007 Series or Tariff ICC CR 9337 Series.

     F. If cars furnished by IPL, or the consignor, are unserviceable because of damage or destruction caused by Conrail, AWW or INRD performing service under this Contract, Conrail, AWW or INRD must furnish written notification to IPL, or consignor, that its cars (designating them by car initial and number) were damaged or destroyed on (month-day-
year) and will upon written request by IPL, or consignor, furnish standard railroad-owned cars of like capacity, if available, until such time as the damaged car or cars are repaired or replaced, but only for a period not exceeding 150 days after damage or destruction occurred, after which time the railroad-owned car or cars shall be returned to Conrail, AWW or INRD and the provisions of this Paragraph will no longer apply to such car or cars. Railroad-owned cars furnished to IPL, or consignor, under provisions of this Paragraph will be furnished without charge.

          For the purpose of this Contract each substitute car or cars will be considered as being furnished by IPL, or the consignor.

          IPL, or consignor, shall confirm request for the substitution of railroad-owned, or consignor-owned, cars within thirty (30) days of the date damage or destruction occurred to IPL-owned cars and shall furnish a certificate stating:

     "This is to certify that on (month-day-year) the following cars (list car numbers) were destroyed or damaged and are being taken out of service to be either repaired or replaced."

     G. Rates named in this Contract will apply only on cars with an official capacity of 196,000 pounds or more, except that rates applicable in cars of railroad ownership will also apply when railroad furnishes cars having a lower official capacity. Official capacity is that shown in the Universal Machine Language Equipment Register (UMLER) File maintained by the Association of American Railroads.

     H. Minimum weight per car shall be ninety (90%) percent of the official capacity of each car. Weights will be determined as provided in
Section 12 of this Contract.

     I. For all movements of bituminous coal named in this Contract, except from Lynnville Mine, IN to Petersburg, IN, minimum trainload consignment is 5,000 tons, except when consignment consists of 50 or more cars with official capacity of 196,000 pounds or more, then minimum trainload consignment shall be 90% of official capacity of all cars in the consignment.

     J. All tonnage for inclusion in a trainload consignment shall be tendered to Conrail, AWW or INRD on one bill of lading on one day, at one time from one consignor at one origin, to one IPL destination at Campbells, Indianapolis, or Petersburg, IN. Oakland City Junction, IN on the AWW will be the designated assembly point for shipments originating at all stations on the AWW.

          If less than the minimum trainload consignment required in connection with rates named in this Contract is tendered for shipment, charges will be based on the minimum consignment applicable in connection with such rates, or on actual rates published in tariffs on file with the Interstate Commerce Commission, whichever is lower.

        8. FORCE MAJEURE: In the event that any part is unable to perform as stated in this Contract due to or as a result of one or more of the following causes: Act of God, including, but not limited to floods, storms, earthquakes, hurricanes, tornadoes, or other severe weather or climatic conditions; destruction or breakdown of loading or unloading facilities, mining equipment or plant facilities vital to coal loading or unloading operations or the mining, transportation or plant operations of a coal producer, CR, AWW, INRD or IPL not reasonably preventable by routine or periodic maintenance; act of public enemy, war, blockade, insurrection riot, vandalism or sabotage; fire, accident, wreck, derailment, washout or explosion; strike, lockout or labor dispute, embargoes or AAR service orders; or governmental laws, orders or regulations, including orders or regulations of environmental agencies, this Contract shall be suspended at the affected origin and/or destination only insofar as said origin and/or destination is affected by described disability and only for the duration of such disability. Any absolute amount of volume commitment which is included in this Contract shall be reduced proportionately for each day or portion thereof, or disability under this Section.

          The term Force Majeure shall mean any such cause which is not reasonably within the control of the party asserting the Force Majeure, or its employees or agents, including coal producers, affecting its performance under this Contract and the adverse effects of which are not due to the fault of negligence of said party, employee, agent or persons with whom it has such contracts.

          The party experiencing the Force Majeure shall use due diligence to remove such cause of Force Majeure as may occur and its performance shall be resumed hereunder.

          The party experiencing the disability will send written notice to the other parties to this Contract, stating the Contract Number and the location and nature of such disability, and will act to cure the disability as quickly as possible. This notice shall be sent within ten
(10) days of the beginning of the disability. Written notice shall also be sent within ten (10) days of the end of such disability.

     10. RATES: Conrail shall transport bituminous coal from origins named in Attachment A to this Contract to destinations named in Attachment A of this Contract. Conrail and AWW shall transport bituminous coal from origins named in Attachment B to this Contract to destinations named in Attachment B to this Contract. Conrail and INRD shall transport bituminous coal from origins in Attachment C to this Contract to destinations named in Attachment C to this Contract. IPL agrees to pay rates and/or charges named in Attachments A, B and C. (AWW does not participate in the provisions of service covered by rates named in Attachments A or C; thus disclosure of such rates shall not be made to AWW. INRD does not participate in the provisions of service covered by rates named in Attachments A or B; thus disclosure of such rates shall not be made to INRD.)

     11.  LOADING, UNLOADING, PLACEMENT AND DETENTION:

          A. Origin: Governed by provisions of Tariff ICC CR-9109, or successive issues thereof, when on Conrail.

               Governed by provisions of Tariff ICC PHJ 6008-Q, Item 646, Part A, or successive issues thereof, when on AWW.

               Governed by provisions of Tariff ICC INRD 4000-A, or successive issues thereof, when on the INRD.

          B.   Destination:  (No change from original Contract.)

     12.  WEIGHING:

          A. Weights for billing purposes will be based upon weights determined by IPL or consignor, from Conrail, AWW or INRD approved scales.

          B. In the event of an emergency, where weights as described in Section 12.A are not available, an average cubical weight factor will be established through use of historical actual weights of coal from the specific origin, using the last three most recent shipments.

          C. Rates in this Contract do not include weighing service by Conrail, AWW or INRD, except as provided in Section 12.D herein. If weighing service is requested by IPL or consignor, an entire shipment must be weighed at a charge of 38 cents per net ton (subject to adjustment under Section 4 of this Contract) and the party making the request will be charged for weighing of the entire shipment.

          D. Conrail, AWW or INRD, at their sole option and convenience, may weigh shipments in lieu of calculating average or estimated weights under Section 12.B.

     13. NOTICE PROVISION: Except as otherwise provided in this Contract, notices, statements, etc., which are required or permitted to be given under this Contract shall be sent to the parties identified below, or to such parties as Conrail, AWW, INRD or IPL may later identify:

If to Conrail:                     If to IPL:

Manager, Transportation Contracts  Vice President-Fuel Supply
Consolidated Rail Corporation      Indianapolis Power & Light
Room 945, One Liberty Place          Company
1650 Market Street                 P. O. Box 1595B
Philadelphia, PA  19103-7399       Indianapolis, IN  46206

     and                           If to AWW:

Manager, Coal Marketing-Utility    General Manager
Consolidated Rail Corporation      Algers, Winslow and Western
Room 1126, One Liberty Place         Railroad Company
1650 Market Street                 Route 2, P. O. Box 188
Philadelphia, PA  19103-7399       Oakland City, IN  47660

If to INRD:

The Indiana Rail Road Company
Senate Avenue Terminal
Box 2464
Indianapolis, IN  46206-2464
Attn:  General Manager

     21. TARIFF PUBLICATION: Unless the parties agree to extend the term of this Contract or enter into a new Contract, at the end of the term of this Contract or the earlier termination of this Contract, CR, AWW and INRD shall upon sixty (60) days written notice from IPL file and publish a tariff or tariffs to meet the then existing transportation requirements of IPL at the then existing rates covering all movements specified in Attachments A, B and C, which tariff(s) shall become effective January 31, 1998 or upon the termination of this Contract, whichever date occurs earlier, and shall be applicable for a minimum of ninety (90) days following the termination or expiration of this Contract.

     V. The parties, by their signature of this Contract Amendment, and intending to be legally bound, hereby expressly indicate that all of the provisions of the original Contract, as amended, except as otherwise provided herein, remain in full force and effect and that such provisions, together with this Amendment, constitute the entire agreement between the parties. (AWW and INRD do not participate in the provision of service covered by Amendment No. 1 and Amendment No. 2; thus Amendment No. 1 and Amendment No. 2 shall not be furnished to AWW or INRD.)

     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Amendment to be executed by their duly authorized representatives on the date first written above.

INDIANAPOLIS POWER & LIGHT    CONSOLIDATED RAIL CORPORATION
COMPANY


BY:    /s/ R. W. Hill         BY:    /s/ Charlie Marshall

TITLE: Chairman and President TITLE:  Sr. Vice President -
                                 Marketing & Sales

ALGERS, WINSLOW AND WESTERN   THE INDIANA RAIL ROAD COMPANY
  RAILWAY COMPANY             (Not a party to Attachments A
(Not a party to Attachments    or B, hereto)
 A or C, hereto)


BY:    /s/ Robert A. Shaw     BY:  /s/ Thomas G. Hoback

TITLE:   Gen. Mgr.            TITLE: President & C.E.O.

 AMEND THE HEADINGS OF ATTACHMENT A, AMENDMENT TO ATTACHMENT A,
            AND ATTACHMENT B, TO READ AS SHOWN BELOW:




              TRANSPORTATION CONTRACT ICC-CR-C-4553

            ATTACHMENT A - RATES FROM CONRAIL ORIGINS

(This will not be furnished to AWW or INRD, as AWW and INRD do not participate in the provision of service covered by rates named herein)



-----------------------------------------------------------------




                       AMENDMENT NO. 1 TO
              TRANSPORTATION CONTRACT ICC-CR-C-4553

     AMENDMENT TO ATTACHMENT A - RATES FROM CONRAIL ORIGINS

(This will not be furnished to AWW or INRD, as AWW and INRD do not participate in the provision of service covered by rates named herein)



-----------------------------------------------------------------



              TRANSPORTATION CONTRACT ICC-CR-C-4553

              ATTACHMENT B - RATES FROM AWW ORIGINS


(This will not be furnished to INRD, as INRD does not participate in the provision of service covered by rates named herein.



-----------------------------------------------------------------

                       AMENDMENT NO. 3 TO

              TRANSPORTATION CONTRACT ICC-CR-C-4553


             ATTACHMENT C - RATES FROM INRD ORIGINS

(This will not be furnished to AWW, as AWW does not participate in the provision of service covered by rates named herein.)



Customer Name:      Indianapolis Power & Light Company

Customer Status:         Receiver

Adjustment of Rates:     Rates are subject to quarterly adjustment as
                         provided in Section 4 of this Contract, effective with October 1, 1989.

Volume: One hundred thousand (100,000) tons per year as further described in Notes 1, 2 and 3.


Commodity
STCC            Route           Equipment Type          Min. Wt. Per Car

Bituminous      INRD-Switz      Open Top Hopper         As provided in
  Coal          City, IN-       Cars as provided        Section 7 of
  112           Conrail         in Section 7 of         Contract
                                Contract




Origin          Destination             Rates           Car Ownership
                                   (In cents/NT)

Dugger, IN )    Campbells, IN           474             Railroad
           )         "                  370             Private
           )    Indianapolis, IN        556             Railroad
           )         "                  491             Private
           )    Petersburg, IN          427             Railroad
                     "                  373             Private

Explanation of Notes:

Note 1:   IPL agrees that in each contract year, except as shown in
          Note 2, it will ship or cause to be shipped, subject to the provisions of this Contract, not less than one hundred thousand (100,000) tons of bituminous coal between origins and destinations described in Attachment C.

Note 2: The provisions of Note 1 will not apply until the first contract year following the first shipment made under this Attachment. During the first calendar year in which a shipment is made under this Attachment the volume requirement shall be determined by multiplying 274 tons by the number of days remaining in that calendar year commencing with the date of the first shipment. During the last contract year, IPL agrees that it will ship or cause to be shipped not less than one hundred eight thousand (108,000) tons of bituminous coal.

Note 3: If IPL fails to ship, or causes to be shipped, during any contract year or calendar year as specified in Notes 1 and 2, the volume specified in Notes 1 and 2 (whichever is applicable), subject to adjustment pursuant to Section 8 of this Contract, as amended. IPL shall pay Conrail $2.04 per net ton for each ton of shortfall, subject to adjustment under Section 4 of this Contract effective with October 1, 1989.

The provisions published herein will, if effective, not result in an effect on the quality of the human environment.

_________________________________________________________________

                                        AMENDMENT 4
                                            TO
                                        ICC CR-C-4553
_________________________________________________________________



                  CONSOLIDATED RAIL CORPORATION
                     ______________________




                    AMENDED CONTRACT SUMMARY




                      _____________________







_________________________________________________________________

ISSUED JULY 31, 1990               EFFECTIVE AUGUST 1, 1990

THE ONLY CHANGE IS TO THE CONFIDENTIAL MATTER OF THE CONTRACT.

_________________________________________________________________

                           ISSUED BY:
                        A. J. McGEE, JR.
                  Manager - Tariff Publications
                         SIX PENN CENTER
                    PHILADELPHIA, PA.  19103
_________________________________________________________________

Filed with ICC
(C-1998-2-JEC)                   (22)            (PRINTED IN USA)
_________________________________________________________________

_________________________________________________________________

                  AMENDMENT 4 TO ICC CR-C-4553
_________________________________________________________________

SUBJECT             APPLICATION
_________________________________________________________________

PARTICIPATING
CARRIER. . . . .    Consolidated Rail Corporation.
                    The Indiana Rail Road Company.
_________________________________________________________________

COMMODITY. . . .    Bituminous Coal (STC 11 212), for other than
                    Metallurgical or Coking purposes.
_________________________________________________________________

ORIGIN/DES-
TINATION
STATIONS. . . .     Not Applicable.
_________________________________________________________________

PORT NAME. . . .    Not Applicable.
_________________________________________________________________

                    Application Date (EX-387); August 7,
DURATION OF         1989 and April 1, 1990.  Date Service
CONTRACT. . . .     Began October 5, 1987.  Effective
                    August 1, 1990.  Expires with
                    January 31, 1998.
_________________________________________________________________

ROUTE
MILEAGES. . . .     Not Applicable.
_________________________________________________________________

EQUIPMENT
COVERED. . . .      No Dedicated Equipment.
_________________________________________________________________

BASE RATE. . .      Not Applicable.
_________________________________________________________________

SPECIAL
FEATURES. . . .     Not Applicable.
_________________________________________________________________

                            (THE END)
_________________________________________________________________

                       AMENDMENT NO. 4 TO

              TRANSPORTATION CONTRACT ICC-CR-C-4553

     This Amendment to Conrail Contract ICC-CR-C-4553 made and entered into the 30th day of July, 1990 is by and between CONSOLIDATED RAIL CORPORATION (hereinafter "CR", "Conrail" or "Railroad"), a Pennsylvania corporation, THE INDIANA RAIL ROAD COMPANY (hereinafter "INRD" or "Railroad"), and INDIANAPOLIS POWER & LIGHT COMPANY (hereinafter "IPL" or "Consignee"), an Indiana corporation.

       I. The parties hereby agree to revise Sections as shown herein to read as follows:

     1. TERM OF AGREEMENT: Performance under this Contract shall begin with the date of filing with the Interstate Commerce Commission
(ICC), subject to the conditions of 49 CFR 1313.2 and 1313.3. Unless terminated earlier in accordance with the provisions herein, this Contract shall remain in effect through January 31, 1998.

          The parties agree that, once this Amendment is approved by the ICC, the terms and conditions contained herein shall apply to shipments made pursuant to this agreement as of August 7, 1989 and April 1, 1990. If this Amendment is not approved by the ICC, the parties agree that rates absent this agreement will apply. This Amendment shall remain in effect through July 31, 1992. Rates effective with this Amendment are shown in "ATTACHMENT C (AMENDED)," attached hereto.

      II. The parties, by their signature of this Contract Amendment, and intending to be legally bound, hereby expressly indicate that all of the provisions of the original Contract, Amendment No. 1 and Amendment No. 3 thereto, except as otherwise provided herein, remain in full force and effect and that such provisions, together with this Amendment, constitute the entire agreement between the parties. (AWW does not participate in the provision of service covered by this Amendment and shall not be furnished a copy hereof.)

     IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Amendment to be executed by their duly authorized representatives on the date first written above.

INDIANAPOLIS POWER & LIGHT    CONSOLIDATED RAIL CORPORATION
COMPANY


BY:    /s/ R. L. Humke        BY:    /s/ R. A. Listwak
     Ramon L. Humke
TITLE: President and Chief    TITLE:  Director - Coal
       Operating Officer            Marketing


THE INDIANA RAIL ROAD COMPANY


BY:    /s/ Thomas G. Hoback

TITLE: President & C.E.O.

                       AMENDMENT NO. 4 TO

              TRANSPORTATION CONTRACT ICC-CR-C-4553


   CHANGE ATTACHMENT C (AMENDMENT NO. 3) - TO READ AS FOLLOWS:

        ATTACHMENT C (AMENDED) - RATES FROM INRD ORIGINS

(This will not be furnished to AWW, as AWW does not participate in the provision of service covered by rates named herein.)



Customer Name:      Indianapolis Power & Light Company

Customer Status:         Receiver

Adjustment of Rates:     Rates are subject to quarterly adjustment as
                         provided in Section 4 of this Contract, effective as shown below.



Commodity
  STCC          Route           Equipment Type          Min. Wt. Per Car

Bituminous      INRD-Switz      Open Top Hopper         As provided in
  Coal          City, IN-       Cars as provided        Section 7 of
  112           Conrail         in Section 7 of         Contract
                                Contract



                                                        Per     Car
Origin          Destination             Rates           Unit    Ownership
                                    (In Dollars)

Dugger, IN      Campbells, IN       $4.74 (1)(5)        Net Ton  Railroad
    "                 "              455.00 (2)         Car         "
    "                 "              431.00 (3)         Car         "
    "                 "              3.79 (1)(5)        Net Ton  Private
    "                 "              369.00 (2)         Car         "
    "                 "              363.00 (3)         Car         "

    "           Indianapolis, IN     5.56 (1)(5)        Net Ton   Railroad
    "                 "              532.00 (4)         Car          "
    "                 "              505.00 (3)         Car          "

Dugger, IN      Indianapolis, IN     4.91 (1)(5)        Net Ton   Private
    "                 "              488.00 (4)         Car          "
    "                 "              482.00 (3)         Car          "

    "           Petersburg, IN       4.27 (1)           Net Ton   Railroad
    "                 "              3.73 (1)           Net Ton   Private

Explanation of References:

                                Rate Subject to Quarterly
                                Adjustment As Provided in
                                Section 4 of This Contract
                                (RCAF), With First Adjust-      Rate
Ref.    Rate Effective          ment Effective on:              Expires

(1)     August 5, 1989          October 1, 1989            January 31, 1998

(2)     August 7, 1989          October 1, 1989            July 31, 1990

(3)     August 1, 1990          October 1, 1990            July 31, 1992

(4)     April 1, 1990           July 1, 1990               July 31, 1990

(5) Rates subject to this reference (rates expressed in dollars per net ton) will not apply while rates subject to references (2) and (3) (rates expressed in dollars per car) are in effect.

Volume: One hundred thousand (100,000) tons per year as further described in Notes 1, 2 and 3.


Explanation of Notes:

Note 1:   IPL agrees that in each contract year, except as shown in
          Note 2, it will ship or cause to be shipped, subject to the provisions of this Contract, not less than one hundred thousand (100,000) tons of bituminous coal between origins and destinations described in Attachment C. For purposes of volume calculation, each carload of bituminous coal shipped from Dugger, IN to Campbells and Indianapolis, IN on a "per car" rate shall be considered as containing 92.2 tons when in railroad cars and 99.6 tons when in private cars.

Note 2: The provisions of Note 1 will not apply until the first contract year following the first shipment made under this Attachment. During the first calendar year in which a shipment is made under this Attachment the volume requirement shall be determined by multiplying 274 tons by the number of days remaining in that calendar year commencing with the date of the first shipment. During the last contract year, IPL agrees that it will ship or cause to be shipped not less than one hundred eight thousand (108,000) tons of bituminous coal.

Note 3: If IPL fails to ship, or causes to be shipped, during any contract year or calendar year as specified in Notes 1 and 2, the volume specified in Notes 1 and 2 (whichever is applicable), subject to adjustment pursuant to Section 8 of this Contract, as amended. IPL shall pay Conrail $2.04 per net ton for each ton of shortfall, subject to adjustment under Section 4 of this Contract effective with October 1, 1989.